UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 15, 2006
Date of Report

Alternet Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

Not Applicable
SchoolWeb Systems, Inc.
#280 - 815 West Hastings Street, Vancouver, BC, V6C 1B4

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01	OTHER EVENTS

The Registrant has appointed two new directors to its board of directors as described more fully in the news release attached hereto as Exhibit 99.1.

The two new directors are: Paul Brandenburg of Cabot, Arizona and John Puentes of Coral Gables, Florida.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	News Release of the Registrant dated June 13, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By: /s/ Griffin Jones
Griffin Jones, Director and Secretary

By: /s/ Michael Dearden
Michael Dearden, President and Director

Dated: June 15, 2006